                                     Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Aggressive Growth Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    __2/27/03__                                    /s/  Arthur D. Ally
         -----------
                                                     Arthur D. Ally, President

                                  Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Aggressive Growth Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    _2/27/03__                                _/s/  Arthur D. Ally__
         ----------                                ----------------------
                                   Arthur D. Ally,  Chief  Financial Officer

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Small-Cap Variable Series;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    _2/27/03__                                _/s/  Arthur D. Ally___
         ----------                                -----------------------
                                                  Arthur D. Ally, President

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Small-Cap Variable Series;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    _2/27/03__                               _/s/  Arthur D. Ally___
         ----------                               -----------------------
                                      Arthur D. Ally,  Chief  Financial Officer

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Conservative Growth Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    _2/27/03__                              __/s/  Arthur D. Ally_
         ----------                              ----------------------
                                                Arthur D. Ally, President

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Conservative Growth Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    __2/27/03__                              _/s/  Arthur D. Ally___
         -----------                              -----------------------
                                     Arthur D. Ally,  Chief  Financial Officer

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Conservative Growth Portfolio Variable
Series;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    _2/27/03__                                 __/s/  Arthur D. Ally__
         ----------                                 -----------------------
                                                 Arthur D. Ally, President

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Conservative Growth Portfolio Variable Series;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    _2/27/03__                       _/s/  Arthur D. Ally__
         ----------                       ----------------------
                                  Arthur D. Ally,  Chief  Financial Officer

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Fixed Income Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    _2/27/03__                                 _/s/  Arthur D. Ally___
         ----------                                 -----------------------
                                                 Arthur D. Ally, President

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Fixed Income Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    __2/27/03__                              _/s/  Arthur D. Ally___
         -----------                              -----------------------
                                       Arthur D. Ally,  Chief  Financial Officer

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Large/Mid-Cap Growth Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                                   /s/ Arthur D. Ally
         -------                                   ------------------
                                                Arthur D. Ally, President

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Large/Mid-Cap Growth Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                                  /s/ Arthur D. Ally
         -------                                  ------------------
                                      Arthur D. Ally,  Chief  Financial Officer

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Large/Mid-Cap Value Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                                /s/ Arthur D. Ally
         -------                                ------------------
                                          Arthur D. Ally, President

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Large/Mid-Cap Value Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                            /s/ Arthur D. Ally
                                 Arthur D. Ally,  Chief  Financial Officer

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Money Market Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                                      /s/ Arthur D. Ally
         -------                                      ------------------
                                               Arthur D. Ally, President

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Money Market Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                                    /s/ Arthur D. Ally
         -------                                    ------------------
                                    Arthur D. Ally,  Chief  Financial Officer

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Small-Cap Value Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                                   /s/ Arthur D. Ally
         -------                                   ------------------
                                               Arthur D. Ally, President

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Small-Cap Value Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                                /s/ Arthur D. Ally
         -------                                ------------------
                                     Arthur D. Ally,  Chief  Financial Officer

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Strategic Growth Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                                /s/ Arthur D. Ally
         -------                                ------------------
                                             Arthur D. Ally, President

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Strategic Growth Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                                    /s/ Arthur D. Ally
         -------                                    ------------------
                                      Arthur D. Ally,  Chief  Financial Officer

                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Strategic Growth Portfolio Series;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                                  /s/ Arthur D. Ally
         -------                                  ------------------
                                               Arthur D. Ally, President


                                        Exhibit B: FORM N-CSR CERTIFICATION

         I, Arthur D. Ally, certify that:

     1. I have reviewed this report on Form N-CSR of the Timothy Plan Strategic Growth Portfolio Series;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    2/27/03                                 /s/ Arthur D. Ally
         -------                                 ------------------
                                     Arthur D. Ally,  Chief  Financial Officer